UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  January 17, 2013

BRUNSWICK CORPORATION

(Exact Name of Registrant Specified in Charter)

Delaware	001-01043	36-0848180
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 N. Field Court Lake Forest, Illinois	60045-4811
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 735-4700

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240, 14d-2(b))
[ ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240, 13e-4(c))

Item 7.01.                  Regulation FD Disclosure

On December 31, 2012, the Board of Directors of Brunswick Corporation (the "Company") authorized the Company to exit its Hatteras and CABO boat businesses. As a result, these businesses, which were previously reported in the Boat segment, will be reported as discontinued operations beginning with the fourth quarter of 2012.

In advance of the Company filing its 2012 Form 10-K, this Form 8-K provides restated historical Net sales, Operating earnings (loss) and Restructuring segment results for continuing operations for the three months and year-to-date periods ended during each quarterly period for 2011 and the first three quarters of 2012. These changes will be reflected in the earnings release for the fourth quarter of 2012 scheduled for January 24, 2013, and the management discussion and analysis and consolidated financial statements and footnotes in the Form 10-K yet to be issued for the year ended December 31, 2012.

Brunswick Corporation
Segment Restatement - Continuing Operations
2011 - 2012
(in millions)
(unaudited)

	First Quarter - Year to Date
	Net Sales		Operating Earnings (Loss)		Restructuring
	2012	2011	2012	2011	2012	2011

Marine Engine	$489.4	$501.1	$47.9	$57.7	$1.7	$4.3
Boat	291.8	281.8	10.5	1.5	(1.5)	0.7
Marine eliminations	(68.6)	(62.3)	—	—	—	—
Total Marine	712.6	720.6	58.4	59.2	0.2	5.0

Fitness	157.1	156.4	23.7	23.4	—	—
Bowling & Billiards	89.9	87.3	14.4	14.2	—	—
Pension - non-service costs	—	—	(5.7)	(7.6)	—	—
Corporate/Other	—	—	(15.5)	(15.9)	—	—
Total	$959.6	$964.3	$75.3	$73.3	$0.2	$5.0

Brunswick Corporation
Segment Restatement - Continuing Operations
2011 - 2012
(in millions)
(unaudited)

	Second Quarter - Year to Date
	Net Sales		Operating Earnings (Loss)		Restructuring
	2012	2011	2012	2011	2012	2011

Marine Engine	$1,080.6	$1,090.1	$152.8	$157.6	$2.6	$4.0
Boat	600.5	624.1	29.2	17.6	(1.4)	0.4
Marine eliminations	(130.5)	(130.2)	—	—	—	—
Total Marine	1,550.6	1,584.0	182.0	175.2	1.2	4.4

Fitness	300.4	298.0	43.6	42.5	—	0.1
Bowling & Billiards	162.5	164.8	16.8	16.7	—	—
Pension - non-service costs	—	—	(11.8)	(15.2)	—	—
Corporate/Other	—	—	(30.2)	(32.0)	(0.2)	—
Total	$2,013.5	$2,046.8	$200.4	$187.2	$1.0	$4.5

	Second Quarter - Quarter to Date
	Net Sales		Operating Earnings (Loss)		Restructuring
	2012	2011	2012	2011	2012	2011

Marine Engine	$591.2	$589.0	$104.9	$99.9	$0.9	$(0.3)
Boat	308.7	342.3	18.7	16.1	0.1	(0.3)
Marine eliminations	(61.9)	(67.9)	—	—	—	—
Total Marine	838.0	863.4	123.6	116.0	1.0	(0.6)

Fitness	143.3	141.6	19.9	19.1	—	0.1
Bowling & Billiards	72.6	77.5	2.4	2.5	—	—
Pension - non-service costs	—	—	(6.1)	(7.6)	—	—
Corporate/Other	—	—	(14.7)	(16.1)	(0.2)	—
Total	$1,053.9	$1,082.5	$125.1	$113.9	$0.8	$(0.5)

Brunswick Corporation
Segment Restatement - Continuing Operations
2011 - 2012
(in millions)
(unaudited)

	Third Quarter - Year to Date
	Net Sales		Operating Earnings (Loss)		Restructuring
	2012	2011	2012	2011	2012	2011

Marine Engine	$1,584.1	$1,545.7	$227.3	$210.5	$3.0	$8.2
Boat	795.9	830.2	4.9	0.7	12.4	8.5
Marine eliminations	(181.5)	(166.9)	—	—	—	—
Total Marine	2,198.5	2,209.0	232.2	211.2	15.4	16.7

Fitness	452.3	455.2	66.7	65.1	0.1	0.1
Bowling & Billiards	237.0	244.3	20.0	19.5	—	0.3
Pension - non-service costs	—	—	(17.9)	(22.8)	—	—
Corporate/Other	—	—	(43.9)	(45.9)	(0.2)	—
Total	$2,887.8	$2,908.5	$257.1	$227.1	$15.3	$17.1

	Third Quarter - Quarter to Date
	Net Sales		Operating Earnings (Loss)		Restructuring
	2012	2011	2012	2011	2012	2011

Marine Engine	$503.5	$455.6	$74.5	$52.9	$0.4	$4.2
Boat	195.4	206.1	(24.3)	(16.9)	13.8	8.1
Marine eliminations	(51.0)	(36.7)	—	—	—	—
Total Marine	647.9	625.0	50.2	36.0	14.2	12.3

Fitness	151.9	157.2	23.1	22.6	0.1	—
Bowling & Billiards	74.5	79.5	3.2	2.8	—	0.3
Pension - non-service costs	—	—	(6.1)	(7.6)	—	—
Corporate/Other	—	—	(13.7)	(13.9)	—	—
Total	$874.3	$861.7	$56.7	$39.9	$14.3	$12.6

Brunswick Corporation
Segment Restatement - Continuing Operations
2011
(in millions)
(unaudited)

	Fourth Quarter - Year to Date
	Net Sales	Operating Earnings (Loss)	Restructuring
	2011	2011	2011

Marine Engine	$1,905.3	$217.5	$11.0
Boat	1,007.6	(27.3)	8.3
Marine eliminations	(203.3)	—	—
Total Marine	2,709.6	190.2	19.3

Fitness	635.2	93.4	0.1
Bowling & Billiards	325.2	23.6	1.9
Pension - non-service costs	—	(30.4)	—
Corporate/Other	—	(63.1)	—
Total	$3,670.0	$213.7	$21.3

	Fourth Quarter - Quarter to Date
	Net Sales	Operating Earnings (Loss)	Restructuring
	2011	2011	2011

Marine Engine	$359.6	$7.0	$2.8
Boat	177.4	(28.0)	(0.2)
Marine eliminations	(36.4)	—	—
Total Marine	500.6	(21.0)	2.6

Fitness	180.0	28.3	—
Bowling & Billiards	80.9	4.1	1.6
Pension - non-service costs	—	(7.6)	—
Corporate/Other	—	(17.2)	—
Total	$761.5	$(13.4)	$4.2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRUNSWICK CORPORATION

Dated: January 17, 2013	By:	/s/ ALAN L. LOWE
Alan L. Lowe
Vice President and Controller